UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) : July 24, 2003



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)


           0-22446                                      95-3015862
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    (Commission File Number)                 (IRS Employer Identification No.)


     495A South Fairview Avenue, Goleta, California                 93117
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        (Address of principal executive offices)                  (Zip code)


Registrant's telephone number, including area code      (805) 967-7611
                                                  -------------------------


                                      None
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          (Former name or former address, if changed since last report)

Item 7.           Financial Statements and Exhibits.

              (c) Exhibits.

                  Exhibit No.              Description
                  -----------              -----------

                     99.1                  Press release, dated July 24, 2003


Item 9.           Regulation FD Disclosure.

     In accordance with SEC Release No. 34-47583, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under this "Item 9. Regulation FD Disclosure."

     On July 24, 2003, Deckers Outdoor Corporation issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Deckers Outdoor Corporation

           Date:  July 24, 2003                      /s/ M. Scott Ash
                                                     ----------------
                                                     M. Scott Ash, Chief
                                                     Financial Officer